[Logo]
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

                    MFS(R) EQUITY
                    INCOME FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 1998

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998

                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

---------------------------    On February 2, 1998, Keith Brodkin, a friend and
                               leader to everyone at MFS, died unexpectedly at
[Photo of A. Keith Brodkin]    age 62. His thoughtful letters to shareholders on
                               the markets and economy have been an integral
---------------------------    part of MFS shareholder reports like this one for
                               many years.

                               Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Trustees and Officers ..................................................... 29

-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------

o FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 15.89%, CLASS B AND CLASS C SHARES 15.58%, AND CLASS I SHARES 16.05%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE FUND HAS BEEN SOMEWHAT IMPACTED BY ROTATION AMONG SECTORS, WITH INDUSTRIES THAT HAD BEEN PERFORMING WELL, SUCH AS UTILITIES AND ENERGY, SHOWING SOME WEAKNESS, AND OTHER INDUSTRIES, SUCH AS FINANCIAL SERVICES, GAINING STRENGTH.

o THE FUND IS A CONSERVATIVE EQUITY FUND FOCUSED ON TOTAL RETURN, WITH INCOME AN IMPORTANT COMPONENT OF ITS OBJECTIVE.

o THE FUND HAS SOUGHT TO AVOID FALLOUT FROM THE ASIAN CRISIS, EITHER DIRECT OR INDIRECT, BY TRYING TO FOCUS ON COMPANIES THAT ARE LARGELY DOMESTIC AND BY PARING BACK ON INDUSTRIES IN WHICH WE SEE ASIAN EXPOSURE, SUCH AS CYCLICALS AND INDUSTRIAL GOODS AND SERVICES.

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo Of Jeffrey L. Shames]
    Jeffrey L. Shames

----------------------------

Dear Shareholders:

As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first several weeks of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, other, unforeseen events can trigger fairly extended periods during which prices decline or remain relatively flat. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    March 16, 1998

JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Lisa B. Nurme]
     Lisa B. Nurme

For the six months ended February 28, 1998, Class A shares of the Fund provided a total return of 15.89%, Class B and Class C shares 15.58%, and Class I shares 16.05%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.62% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. WHAT DO YOU SEE AS SOME OF THE MAJOR REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. The Fund did better in the last four months of 1997 than it has in the first two months of 1998. There has been a lot of rotation among sectors, with industries that had been performing well showing some weakness, and other industries gaining strength. In the fourth quarter, utilities, particularly electric utilities, came back to life, but they have given up some of those gains so far this year. Energy stocks peaked in the fourth quarter and have underperformed from that point as a result of commodity weakness, a combination of too much supply and weakening demand due to the crisis in Asia. Financial services companies have been a mixed bag year to date, but we continue our shift out of banks into more of an insurance weighting. The insurance industry is somewhat behind the banks in terms of redeploying excess capital and consolidation.

Q. HOW WOULD YOU DESCRIBE THE OVERALL BUSINESS AND INVESTMENT ENVIRONMENT OF THE PAST SIX MONTHS OR SO?

A. It's been tricky due to the sector rotation I mentioned earlier. Also, the market isn't getting any cheaper and that's making it much harder to find good value.

Q.  COULD YOU TALK ABOUT THE FUND'S INVESTMENT PHILOSOPHY AND STRATEGY?

A. It's an extremely conservative equity fund focused on total return. Income is an important component of the Fund's objective as well as of my investment philosophy. I'm certainly not changing course because the market is so strong. The thing that's interesting about this Fund is that in 1996 and 1997 we had a very strong market, yet the Fund more than kept up. That's a bit unusual. Going forward, the strength of the equity market may leave this Fund behind. For example, the Fund owns no technology stocks except for IBM. This Fund is more conservative than a growth-and-income fund; it is positioned for the conservative investor who wants to be fully invested in the equity market, but with possible downside protection.

Q. CAN YOU GIVE US SOME EXAMPLES OF COMPANIES THAT MEET YOUR STANDARDS FOR THE FUND?

A. Bristol-Myers Squibb and American Home Products are two examples. They're both lower-priced drug stocks with very solid franchises. In insurance, we have Lincoln National, Transamerica, and Equitable. In energy, we own British Petroleum and Exxon. J.C. Penney is another name that fits well and has a good yield, too.

Q.  HOW DO YOU GO ABOUT CHOOSING STOCKS FOR THE FUND?

A. We use a yield screen, and we like to see companies with a long-term history of paying dividends and with growth in that dividend. As a result, the stocks in the Fund are companies that almost everybody would recognize. There's nothing exotic here. We also look for reasonable value, that is, companies that are underearning relative to their potential and therefore are not yet highly valued in the market.

Q.  COULD YOU TALK A LITTLE MORE ABOUT THE UTILITIES AND COMMUNICATIONS SECTOR?

A. We break that sector into three distinct groups: electric, telephone, and natural gas utilities. The interesting thing is that all three are seeing deregulation and increasing competition and, as a result, more consolidation. This creates a lot of opportunities, but it can also be tricky to find the best companies in this new environment because it's no longer the predictable business that it was. These companies are coming together because the markets are opening up and they have to be able to provide a full complement of services.

Q. HAS THE TURMOIL IN EMERGING MARKETS HAD ANY EFFECT ON THE FUND'S HOLDINGS OR HOW YOU MANAGE THE FUND?

A. We have tried to avoid any fallout from the Asian crisis, either direct or indirect, by trying to focus on companies that are largely domestic. We have pared back where we see Asian exposure, in industries such as cyclicals and industrial goods and services.

Q.  DO YOU SEE THE ASIAN TURMOIL HAVING ANY EFFECT GOING FORWARD?

A. We would hope it would have very little impact. There are no Asian stocks in the Fund, but any economic fallout in the West would be tough to escape. A slowdown in the economy is possible as the weakness in Asia spreads to Europe and the United States. That would be tough to avoid because, even if a company is domestically focused, it can still suffer from a slower economy. The Fund's cyclical weighting is very low, so that's another way we have tried to be positioned for potential secondary fallout from Asia.

Q. COULD YOU TALK ABOUT SOME SECTORS OR STOCKS THAT PERFORMED BETTER THAN EXPECTED?

A. Health care, specifically the drug stocks, has done well. Here, we've had extremely strong fundamentals and, on top of that, talk of consolidation. We knew the fundamentals were very strong, but we didn't anticipate the level of consolidation activity. Consolidation has also helped in financial services. The Fund owns Beneficial Corp., for example, which has done quite well. Also, the strength of some of the European holdings has been a surprise, with good performance from companies like Akzo Nobel, Sanofi, and Henkel.

Q. WHAT ABOUT STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?

A. One negative has been in utilities, specifically electric and natural gas companies. They're being hurt by poor demand based on the weather, but that comes and goes. The weather will have an impact in this quarter, but we could have a hot summer, in which case the second and third quarters would be strong. Also, weak energy pricing has hurt the pipeline and local gas distribution companies. REITs (real estate investment trusts) also have been weak, whereas they were strong in the fourth quarter of 1997. We think people are getting a little concerned that the property cycle is aging, and we're seeing that on the office and industrial sides, in which the Fund has some exposure. But REITs are coming out of a period of two strong years of above-average returns back to their more normal, low-teens returns, with at least half of those returns coming from dividends.

/s/ Lisa B. Nurme
    Lisa B. Nurme
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

LISA B. NURME JOINED MFS IN 1987 AS A RESEARCH ANALYST AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1991, VICE PRESIDENT -- INVESTMENTS IN 1992, AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, SHE HAS MANAGED MFS(R) EQUITY INCOME FUND SINCE ITS INCEPTION.

  FUND FACTS

  OBJECTIVE:                 PRIMARILY SEEKS REASONABLE INCOME, WITH A SECONDARY
                             OBJECTIVE OF CAPITAL APPRECIATION.

  COMMENCEMENT OF

  INVESTMENT OPERATIONS:     JANUARY 2, 1996

  CLASS INCEPTION:           CLASS A  JANUARY 2, 1996
                             CLASS B  NOVEMBER 4, 1997
                             CLASS C  NOVEMBER 4, 1997
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $11.3 MILLION NET ASSETS AS OF FEBRUARY 28, 1998

PERFORMANCE SUMMARY

Because mutual funds like MFS Equity Income are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                    6 Months         1 Year   Life of Fund*
-----------------------------------------------------------------------------
Cumulative Total Return              +15.89%        +33.04%         +77.10%
-----------------------------------------------------------------------------
Average Annual Total Return             --          +33.04%         +30.31%
-----------------------------------------------------------------------------
SEC Results                             --          +26.76%         +27.40%
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CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                    6 Months         1 Year   Life of Fund*
-----------------------------------------------------------------------------
Cumulative Total Return              +15.58%        +32.68%         +76.63%
-----------------------------------------------------------------------------
Average Annual Total Return             --          +32.68%         +30.15%
-----------------------------------------------------------------------------
SEC Results                             --          +28.68%         +29.12%
-----------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 28, 1998.

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                    6 Months         1 Year   Life of Fund*

-----------------------------------------------------------------------------
Cumulative Total Return              +15.58%        +32.68%         +76.63%
-----------------------------------------------------------------------------
Average Annual Total Return             --          +32.68%         +30.15%
-----------------------------------------------------------------------------
SEC Results                             --          +31.68%         +29.12%
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CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                    6 Months         1 Year   Life of Fund*

-----------------------------------------------------------------------------
Cumulative Total Return              +16.05%        +33.23%         +77.22%
-----------------------------------------------------------------------------
Average Annual Total Return             --          +33.23%         +30.35%
-----------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 28, 1998.

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1998

LARGEST EQUITY SECTORS

Financial Services ...........................................    27.3%
Utilities & Communications ...................................    23.0%
Miscellaneous ................................................    21.9%
  (Conglomerates, special products/services)
Energy .......................................................     9.8%
Consumer Staples .............................................     9.6%
Health care ..................................................     8.4%


For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 EQUITY HOLDINGS

AKZO NOBEL N.V.  2.2%                           AMERICAN HOME PRODUCTS CORP.  1.7%
Diversified Dutch chemical company              Pharmaceutical and health products company

CENTURY TELEPHONE ENTERPRISES, INC.  2.1%       TRANSAMERICA CORP.  1.6%
Integrated telephone company                    Life insurance company

BRITISH PETROLEUM PLC  2.0%                     J.C. PENNEY, INC.  1.6%
International oil and gas company               Retailer and financial services company

EXXON CORP.  1.8%                               LINCOLN NATIONAL CORP.  1.5%
International oil and gas company               Life insurance and financial services company

BRISTOL-MYERS SQUIBB CO.  1.8%                  EQUITABLE COS., INC.  1.5%
Pharmaceutical products company                 Life insurance and financial services company

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1998

Stocks - 94.9%

--------------------------------------------------------------------------------
ISSUER                                              SHARES                VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 82.6%
  Aerospace - 3.2%
    Allied Signal, Inc.                              1,880          $    80,017
    General Dynamics Corp.                             514               44,590
    Lockheed Martin Corp.                              726               84,715
    Raytheon Co.                                     2,606              151,148
                                                                    -----------
                                                                    $   360,470
--------------------------------------------------------------------------------
  Automotive - 1.0%
    TRW, Inc.                                        2,029          $   111,215
--------------------------------------------------------------------------------
  Banks and Credit Companies - 7.5%
    Bank of New York, Inc.                           1,401          $    82,046
    Comerica, Inc.                                     816               82,263
    Compass Bancshares, Inc.                         2,110               97,060
    Corestates Financial Corp.                       1,305              110,191
    Firstar Corp.                                    1,961               81,994
    Fleet Financial Group, Inc.                        593               46,736
    National City Corp.                              2,316              151,119
    Northern Trust Corp.                             1,144               87,016
    PNC Bank Corp.                                   2,011              111,610
                                                                    -----------
                                                                    $   850,035
--------------------------------------------------------------------------------
  Building - 0.9%
    Sherwin Williams Co.                             3,146          $   105,194
--------------------------------------------------------------------------------
  Business Machines - 1.4%
    International Business Machines Corp.            1,472          $   153,732
--------------------------------------------------------------------------------
  Chemicals - 0.7%
    Air Products & Chemicals, Inc.                     929          $    77,978
--------------------------------------------------------------------------------
  Conglomerates - 1.0%
    Tyco International Ltd.                          2,294          $   116,421
--------------------------------------------------------------------------------
  Consumer Goods and Services - 2.3%
    Philip Morris Cos., Inc.                         3,376          $   146,645
    Rubbermaid, Inc.                                 3,722              107,938
                                                                    -----------
                                                                    $   254,583
--------------------------------------------------------------------------------
  Electrical Equipment - 2.8%
    Cooper Industries, Inc.                          1,036          $    58,145
    General Electric Co.                             1,575              122,456
    Hubbell, Inc.                                    2,626              132,285
                                                                    -----------
                                                                    $   312,886
--------------------------------------------------------------------------------
  Entertainment - 1.0%
    Viacom, Inc., "B"*                               2,400          $   115,200
--------------------------------------------------------------------------------
  Financial Institutions - 2.2%
    Beneficial Corp.                                 1,193          $   140,774
    Federal Home Loan Mortgage Corp.                 2,179              102,958
                                                                    -----------
                                                                    $   243,732
--------------------------------------------------------------------------------
  Food and Beverage Products - 2.4%
    Archer-Daniels-Midland Co.                       3,548          $    79,608
    Hormel Foods Corp.                               2,767              102,725
    Smucker (J M) Co.                                3,608               93,808
                                                                    -----------
                                                                    $   276,141
--------------------------------------------------------------------------------
  Forest and Paper Products - 2.0%
    Kimberly-Clark Corp.                             2,116          $   117,835
    Union Camp Corp.                                 1,717              102,591
                                                                    -----------
                                                                    $   220,426
--------------------------------------------------------------------------------
  Insurance - 10.3%
    Allstate Corp.                                     879          $    81,967
    Chubb Corp.                                      1,806              144,141
    CIGNA Corp.                                        282               53,862
    Equitable Cos., Inc.                             3,188              166,772
    Hartford Financial Services Group, Inc.          1,215              119,374
    Jefferson Pilot Corp.                            1,517              127,238
    Lincoln National Corp.                           2,017              168,924
    Torchmark Corp.                                  2,766              128,792
    Transamerica Corp.                               1,515              176,403
                                                                    -----------
                                                                    $ 1,167,473
--------------------------------------------------------------------------------
  Medical and Health Products - 4.1%
    American Home Products Corp.                     1,944          $   182,250
    Bristol-Myers Squibb Co.                         1,924              192,760
    Pharmacia & Upjohn, Inc.                         2,222               87,908
                                                                    -----------
                                                                    $   462,918
--------------------------------------------------------------------------------
  Oils - 6.6%
    Atlantic Richfield Co.                           1,517          $   117,947
    Exxon Corp.                                      3,145              200,887
    Mobil Corp.                                        762               55,197
    Texaco, Inc.                                     1,052               58,715
    Unocal Corp.                                     3,513              132,396
    USX-Marathon Group                               3,430              118,549
    Valero Energy Corp.                              1,597               56,694
                                                                    -----------
                                                                    $   740,385
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 5.8%
    Federal Realty Investment Trust                  4,000          $    90,931
    Highwood Properties, Inc.                        2,381               82,889
    Kilroy Realty Corp.                              3,717               97,803
    Mid-America Apartment Communities, Inc.          2,868               81,200
    Post Propertys Inc.                              1,400               54,600
    Sovran Self Storage, Inc.                        2,956               87,202
    Tower Realty Trust, Inc.                         2,696               63,356
    TriNet Corporate Realty Trust, Inc.              2,653              102,804
                                                                    -----------
                                                                    $   660,785
--------------------------------------------------------------------------------
  Stores - 2.5%
    Penney (J.C.) Co., Inc.                          2,427          $   171,558
    Rite Aid Corp.                                   3,311              107,194
                                                                    -----------
                                                                    $   278,752
--------------------------------------------------------------------------------
  Supermarkets - 2.3%
    Kroger Co.*                                      3,338          $   141,030
    Meyer (Fred), Inc.*                              2,774              123,270
                                                                    -----------
                                                                    $   264,300
--------------------------------------------------------------------------------
  Utilities - Electric - 5.6%
    Carolina Power & Light Co.                         570          $    23,798
    Cinergy Corp.                                    2,898              100,887
    Florida Progress Corp.                           3,046              117,842
    New Century Energies, Inc.                       2,187              101,969
    Pinnacle West Capital Corp.                      2,713              110,724
    Scana Corp.                                      3,622              104,132
    Sierra Pacific Resources                         1,992               71,463
                                                                    -----------
                                                                    $   630,815
--------------------------------------------------------------------------------
  Utilities - Gas - 7.2%
    Agl Resources, Inc.                              5,012          $   101,806
    Coastal Corp.                                    1,893              120,442
    Columbia Gas System, Inc.                        1,673              127,671
    Keyspan Energy Corp.                             2,967              105,514
    KN Energy, Inc.                                    989               51,366
    National Fuel Gas Co.                            2,290              106,771
    Questar Corp.                                    2,254               95,795
    UGI Corp.                                        3,671              105,083
                                                                    -----------
                                                                    $   814,448
--------------------------------------------------------------------------------
  Utilities - Telephone - 9.8%
    AT&T Corp.                                       2,374          $   144,517
    Bell Atlantic Corp.                              1,203              107,969
    Century Telephone Enterprises, Inc.              3,824              233,264
    GTE Corp.                                        2,730              147,761
    LCI International, Inc.*                         3,659              120,747
    MCI Communications Corp.                         2,251              107,626
    SBC Communications, Inc.                         1,345              101,716
    Sprint Corp.                                     2,175              143,550
                                                                    -----------
                                                                    $ 1,107,150
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $ 9,325,039
--------------------------------------------------------------------------------
Foreign Stocks - 12.3%
  Austria - 0.6%
    Austria Tabak AG (Tobacco)*                      1,224          $    65,501
--------------------------------------------------------------------------------
  Canada - 0.7%
    Canadian National Railway Co. (Railroads)        1,306          $    81,135
--------------------------------------------------------------------------------
  France - 1.2%
    Sanofi (Medical and Health Products)             1,216          $   137,875
--------------------------------------------------------------------------------
  Germany - 0.9%
    Henkel KGaA (Chemicals)                          1,620          $   104,917
--------------------------------------------------------------------------------
  Netherlands - 3.9%
    Akzo Nobel N.V. (Chemicals)                      1,190          $   241,666
    Benckiser N.V. (Consumer Goods and Services)*    2,693              115,621
    Ing Groep N.V. (Financial Services)              1,648               87,276
                                                                    -----------
                                                                    $   444,563
--------------------------------------------------------------------------------
  Switzerland - 0.4%
    Novartis AG (Pharmaceuticals)                       22          $    40,228
--------------------------------------------------------------------------------
  United Kingdom - 4.6%
    British Petroleum PLC, ADR (Oils)                2,692          $   222,595
    Glaxo Wellcome PLC, ADR (Pharmaceuticals)        1,974              107,213
    SmithKline-Beecham PLC, ADR
      (Medical and Health Products)                    845               52,284
    Zeneca Group (Pharmaceuticals)                   2,872              125,457
                                                                    -----------
                                                                    $   507,549
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 1,381,768
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $9,945,055)                          $10,706,807
--------------------------------------------------------------------------------
Convertible Bond - 0.5%

--------------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
                                             (000 OMITTED)
--------------------------------------------------------------------------------
Automotive - 0.5%
  Tower Automotive, Inc., 5s, 2004
    (Identified Cost, $53,564)                      $   51          $    55,718
--------------------------------------------------------------------------------
Convertible Preferred Stock - 2.2%
--------------------------------------------------------------------------------
                                                  SHARES
--------------------------------------------------------------------------------
Aerospace - 0.2%
  Loral Space & Communications                         316          $    21,962
--------------------------------------------------------------------------------
Consumer Goods and Services - 1.1%
  Newell Financial Trust Co.*                        2,211          $   121,052
--------------------------------------------------------------------------------
Utilities - Telephone - 0.9%
  Cincinnati Bell                                    1,613          $    99,603
--------------------------------------------------------------------------------
Total Convertible Preferred Stock
  (Identified Cost, $229,366)                                       $   242,617
--------------------------------------------------------------------------------
Short-Term Obligations - 3.8%
--------------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
                                             (000 OMITTED)
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 3/02/98,
    at Amortized Cost                               $  430          $   429,933
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $10,657,918)                    $11,435,075
Other Assets, Less Liabilities - (1.4)%                                (155,494)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $11,279,581
--------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $10,657,918)               $11,435,075
  Cash                                                                     1,944
  Receivable for Fund shares sold                                        425,189
  Receivable for investments sold                                        189,774
  Interest and dividends receivable                                       16,592
  Deferred organization expenses                                           1,676
                                                                     -----------
    Total assets                                                     $12,070,250
                                                                     -----------
Liabilities:
  Payable for investments purchased                                  $   748,572
  Payable for Fund shares reacquired                                      35,734
  Payable to affiliates -
    Management fee                                                           449
    Distribution and service fee                                           3,876
  Accrued expenses and other liabilities                                   2,038
                                                                     -----------
      Total liabilities                                              $   790,669
                                                                     -----------
Net assets                                                           $11,279,581
                                                                     -----------
Net assets consist of:
  Paid-in capital                                                    $10,380,327
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                         777,097
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                    108,840
  Accumulated undistributed net investment income                         13,317
                                                                     -----------
      Total                                                          $11,279,581
                                                                     ===========
Shares of beneficial interest outstanding                              747,396
                                                                       =======
Class A shares:
  Net asset value per share
    (net assets of $2,979,691 / 197,157 shares of beneficial
     interest outstanding)                                             $15.11
                                                                       ======
  Offering price per share (100 / 94.25)                               $16.03
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $5,810,477 / 385,353 shares of beneficial
     interest outstanding)                                             $15.08
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,322,208 / 87,718 shares of beneficial
     interest outstanding)                                             $15.07
                                                                       ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $1,167,205 / 77,168 shares of
    beneficial interest outstanding)                                   $15.13
                                                                       ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1998
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                          $ 46,169
    Interest                                                              5,075
                                                                       --------
      Total investment income                                          $ 51,244
                                                                       --------
  Expenses -
    Management fee                                                     $ 14,953
    Shareholder servicing agent fee                                       1,961
    Distribution and service fee Class A                                  1,971
    Distribution and service fee Class B                                  7,361
    Distribution and service fee Class C                                  1,753
    Administrative fee                                                      253
    Registration fees                                                    43,896
    Printing                                                             16,595
    Postage                                                               9,593
    Auditing fees                                                         7,750
    Custodian fee                                                         1,551
    Legal fees                                                              942
    Amortization of organization expenses                                   217
                                                                       --------
      Total expenses                                                   $108,796
    Fees paid indirectly                                                   (489)
    Preliminary reduction of expenses by investment adviser             (73,806)
                                                                       --------
      Net expenses                                                     $ 34,501
                                                                       --------
        Net investment income                                          $ 16,743
                                                                       --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $154,810
    Foreign currency transactions                                          (265)
                                                                       --------
      Net realized gain on investments and foreign currency
        transactions                                                   $154,545
                                                                       --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                        $617,124
    Translation of assets and liabilities in foreign currencies             (54)
                                                                       --------
      Net unrealized gain on investments and foreign currency
        translation                                                    $617,070
                                                                       --------
        Net realized and unrealized gain on investments and
          foreign currency                                             $771,615
                                                                       --------
          Increase in net assets from operations                       $788,358
                                                                       ========
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED           YEAR ENDED
                                                            FEBRUARY 28, 1998      AUGUST 31, 1997
                                                                  (UNAUDITED)
--------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                           $    16,743           $   15,256
  Net realized gain on investments and foreign currency
    transactions                                                      154,545              130,154
  Net unrealized gain on investments and foreign currency
    translation                                                       617,070              134,058
                                                                  -----------           ----------
    Increase in net assets from operations                        $   788,358           $  279,468
                                                                  -----------           ----------
Distributions declared to shareholders -
  From net investment income (Class A)                            $    (4,960)          $   (9,552)
  From net investment income (Class I)                                 (9,040)                --
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            (60,087)             (13,524)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                           (109,502)                --
                                                                  -----------           ----------
    Total distributions declared to shareholders                  $  (183,589)          $  (23,076)
                                                                  -----------           ----------
Net increase in net assets from Fund share transactions           $ 9,200,759           $  740,281
                                                                  -----------           ----------
      Total increase in net assets                                $ 9,805,528           $  996,673
Net assets:
  At beginning of period                                            1,474,053              477,380
                                                                  -----------           ----------
At end of period (including accumulated undistributed net
  investment income of $13,317 and $10,574, respectively)         $11,279,581           $1,474,053
                                                                  ===========           ==========

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS              YEAR           PERIOD
                                                                     ENDED             ENDED            ENDED
                                                              FEBRUARY 28,        AUGUST 31,       AUGUST 31,
                                                                      1998              1997            1996*
                                                               (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                                                   CLASS A
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 14.82           $ 11.07          $ 10.00
                                                                   -------           -------          -------
Income from investment operations# -
  Net investment income(S)                                         $  0.07           $  0.22          $  0.13
  Net realized and unrealized gain on investments and
   foreign currency transactions                                      2.07              3.91             0.94
                                                                   -------           -------          -------
      Total from investment operations                             $  2.14           $  4.13          $  1.07
                                                                   -------           -------          -------
Less distributions declared to shareholders -
  From net investment income                                       $ (0.14)          $ (0.16)         $  --
  From net realized gain on investments and foreign
   currency transactions                                             (1.71)            (0.22)            --
                                                                   -------           -------          -------
      Total distributions declared to shareholders                 $ (1.85)          $ (0.38)         $  --
                                                                   -------           -------          -------
Net asset value - end of period                                    $ 15.11           $ 14.82          $ 11.07
                                                                   =======           =======          =======
Total return(+)                                                     15.89%++          38.05%           10.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                           1.50%+            1.50%            1.50%+
  Net investment income                                              1.07%+            1.75%            1.83%+
Portfolio turnover                                                     46%              118%              56%
Average commission rate                                            $0.0414           $0.0393          $0.0331
Net assets at end of period (000 omitted)                          $ 2,980           $   510          $   477

  *For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31,
   1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets, effective November 1, 1997. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. If these fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                                   $ (0.20)          $  0.02          $ (0.06)
    Ratios (to average net assets):
      Expenses##                                                     5.62%+            3.40%            4.67%+
      Net investment loss                                          (3.05)%+          (0.15)%          (0.78)%+

See notes to financial statements

--------------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                                FEBRUARY 28,
                                                                       1998*
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                     CLASS B
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $ 13.64
                                                                      -------
Income from investment operations# -
  Net investment income(S)                                            $  0.03
  Net realized and unrealized gain on investments and
    foreign currency transactions                                        1.41
                                                                      -------
      Total from investment operations                                $  1.44
                                                                      -------
Net asset value - end of period                                       $ 15.08
                                                                      =======
Total return                                                           10.51%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                              2.15%+
  Net investment income                                                 0.46%+
Portfolio turnover                                                        46%
Average commission rate                                               $0.0414
Net assets at end of period (000 omitted)                             $ 5,810

  *For the period from the inception of Class B, November 4, 1997, through
   February 28, 1998.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                  $ (0.25)
Ratios (to average net assets):
  Expenses##                                                            6.20%+
  Net investment loss                                                  (3.59)%+

See notes to financial statements

-----------------------------------------------------------------------------
                                                                 PERIOD ENDED
                                                                 FEBRUARY 28,
                                                                        1998*
                                                                  (UNAUDITED)
-----------------------------------------------------------------------------
                                                                      CLASS C
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $ 13.60
                                                                      -------
Income from investment operations# -
  Net investment income(S)                                            $  0.03
  Net realized and unrealized gain on investments and
    foreign currency transactions                                        1.44
                                                                      -------
      Total from investment operations                                $  1.47
                                                                      -------
Net asset value - end of period                                       $ 15.07
                                                                      =======
Total return                                                           10.34%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                              2.15%+
  Net investment income                                                 0.36%+
Portfolio turnover                                                        46%
Average commission rate                                               $0.0414
Net assets at end of period (000 omitted)                             $ 1,322

  *For the period from the inception of Class C, November 4, 1997, through
   February 28, 1998.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                   $ (0.26)
Ratios (to average net assets):
  Expenses##                                                            6.20%+
  Net investment loss                                                 (3.69)%+

See notes to financial statements

Financial Highlights -- continued
-----------------------------------------------------------------------------------------------
                                                               SIX MONTHS                PERIOD
                                                                    ENDED                 ENDED
                                                             FEBRUARY 28,            AUGUST 31,
                                                                     1998                1997**
                                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------
                                                                  CLASS I
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $ 14.81               $ 12.20
                                                                  -------               -------
Income from investment operations# -
  Net investment income(S)                                        $  0.06               $  0.15
  Net realized and unrealized gain on investments and foreign
   currency transactions                                             2.11                  2.46
                                                                  -------               -------
      Total from investment operations                            $  2.17               $  2.61
                                                                  -------               -------
Less distributions declared to shareholders -
  From net investment income                                      $ (0.14)              $  --
  From net realized gain on investments and foreign currency
   transactions                                                     (1.71)                 --
                                                                  -------               -------
      Total distributions declared to shareholders                $ (1.85)              $  --
                                                                  -------               -------
Net asset value - end of period                                   $ 15.13               $ 14.81
                                                                  =======               =======
Total return                                                       16.05%++              21.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                          1.15%+                1.50%+
  Net investment income                                             0.84%+                1.51%+
Portfolio turnover                                                    46%                  118%
Average commission rate                                           $0.0414               $0.0393
Net assets at end of period (000 omitted)                         $ 1,167               $   964

 **For the period from the inception of Class I, January 2, 1997, through August
   31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Subject to reimbursement by the Fund, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets, effective November 1, 1997. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. If these fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment income
   (loss) per share and the ratios would have been:

    Net investment income (loss)                                  $ (0.24)              $  0.03
    Ratios (to average net assets):
      Expenses##                                                    5.55%+                2.67%+
      Net investment income (loss)                                (3.21)%+                0.35%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization

MFS Equity Income Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organizational Expenses Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of the Fund's operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date the gains or losses are recorded as realized foreign currency transactions.

Investment Transactions and Income Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to a fee arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and a tax earnings and profits, which result in temporary over-distributions for financial statements purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay some of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee of not greater than 0.40% of average daily net assets. Prior to November 1, 1997, the expense reimbursement fee was 1.50% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $78,342.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for the services to the Fund.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,575 for the period ended February 28, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Prior to November 1, 1997, distribution and service fees under the Class A distribution plan were waived. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $220 for the period ended February 28, 1998. Fees incurred under the distribution plan during the period ended February 28, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2 and $0 for Class B and Class C shares, respectively, for the period ended February 28, 1998. Fees incurred under the distribution plan during the period ended February 28, 1998, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1998, were $0, $459 and $387 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $10,850,281 and $2,022,690, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $10,657,918
                                                                   -----------
Gross unrealized appreciation                                      $   802,883
Gross unrealized depreciation                                          (25,726)
                                                                   -----------
    Net unrealized appreciation                                    $   777,157
                                                                   ===========

(5) Shares of Beneficial Interest

The Fund's Declaration of Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                               SIX MONTHS ENDED FEBRUARY 28, 1998       YEAR ENDED AUGUST 31, 1997
                               ----------------------------------       --------------------------
                                          SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------
Shares sold                              179,790       $2,562,865          28,321        $ 354,214
Shares issued to shareholders in
  reinvestment of distributions            4,879           65,038           1,898           23,074
Shares reacquired                        (21,946)        (307,820)        (38,910)        (473,850)
                                         -------       ----------         -------        ---------
    Net increase (decrease)              162,723       $2,320,083          (8,691)       $ (96,562)
                                         =======       ==========          ======        =========

Class B Shares

                                  PERIOD ENDED FEBRUARY 28, 1998*
                                  -------------------------------
                                          SHARES           AMOUNT
-----------------------------------------------------------------
Shares sold                              408,767       $5,806,459
Shares reacquired                        (23,414)        (337,389)
                                         -------       ----------
    Net increase                         385,353       $5,469,070
                                         =======       ==========

Class C Shares

                                  PERIOD ENDED FEBRUARY 28, 1998*
                                  -------------------------------
                                          SHARES           AMOUNT
-----------------------------------------------------------------
Shares sold                               95,446       $1,360,366
Shares reacquired                         (7,728)        (112,464)
                                         -------       ----------
    Net increase                          87,718       $1,247,902
                                         =======       ==========

Class I Shares

                               SIX MONTHS ENDED FEBRUARY 28, 1998       YEAR ENDED AUGUST 31, 1997
                               ----------------------------------       --------------------------
                                          SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------
Shares sold                                5,600       $   81,846          65,078        $ 836,895
Shares issued to shareholders in
  reinvestment of distributions            8,892          118,535            --               --
Shares reacquired                         (2,398)         (36,677)             (4)             (52)
                                         -------       ----------         -------        ---------
    Net increase                          12,094       $  163,704          65,074        $ 836,843
                                         =======       ==========         =======        =========

*For the period from the inception of Class B and Class C, November 4, 1997, through February 28, 1998.

(6) Line of Credit

The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended February 28, 1998, was $10.



                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) EQUITY INCOME FUND

TRUSTEES                                    SECRETARY
Richard B. Bailey* - Private Investor;      Stephen E. Cavan*
Former Chairman and Director (until
1991), MFS Investment Management            ASSISTANT SECRETARY
                                            James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                            CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of           State Street Bank and Trust Company
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery, Harvard     INVESTOR INFORMATION
Medical School                              For MFS stock and bond market
                                            outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE -        1-800-637-4458 anytime from a
Chief Executive Officer, Edmund Gibbons     touch-tone telephone. For
Ltd.                                        information on MFS mutual funds,
                                            call your financial adviser or, for
Abby M. O'Neill - Private Investor          an information kit, call toll free:
                                            1-800-637-2929 any business day from
Walter E. Robb, III - President and         9 a.m. to 5 p.m. Eastern time (or
Treasurer, Benchmark Advisors, Inc.         leave a message anytime).
(corporate financial consultants);
President, Benchmark Consulting Group,      INVESTOR SERVICE
Inc. (office services)                      MFS Service Center, Inc.
                                            P.O. Box 2281
Arnold D. Scott* - Senior Executive Vice    Boston, MA 02107-9906
President, Director, and Secretary, MFS
Investment Management                       For general information, call toll
                                            free: 1-800-225-2606 any business
Jeffrey L. Shames* - Chairman, Chief        day from 8 a.m. to 8 p.m. Eastern
Executive Officer, and Director, MFS        time.
Investment Management
                                            For service to speech- or
J. Dale Sherratt - President, Insight       hearing-impaired, call toll free:
Resources, Inc. (acquisition planning       1-800-637-6576 any business day from
specialists)                                9 a.m. to 5 p.m. Eastern time. (To
                                            use this service, your phone must be
Ward Smith - Former Chairman (until         equipped with a Telecommunications
1994), NACCO Industries (holding            Device for the Deaf.)
company)
                                            For share prices, account balances,
INVESTMENT ADVISER                          and exchanges, call toll free:
Massachusetts Financial Services Company    1-800-MFS-TALK (1-800-637-8255)
500 Boylston                                anytime from a touch-tone telephone.
Street Boston, MA 02116-3741                World Wide Web www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.                 [graphic omitted]
500 Boylston Street                         For the fourth year in a row, MFS
Boston, MA 02116-3741                       earned a #1 ranking in the DALBAR,
                                            Inc. Broker/Dealer Survey, Main
PORTFOLIO MANAGER                           Office Operations Service Quality
Lisa B. Nurme*                              Category. The firm achieved a 3.42
                                            overall score on a scale of 1 to 4
TREASURER                                   in the 1997 survey. A total of 111
W. Thomas London*                           firms responded, offering input on
                                            the quality of service they received
ASSISTANT TREASURERS                        from 29 mutual fund companies
Mark E. Bradley*                            nationwide. The survey contained
Ellen Moynihan*                             questions about service quality in
James O. Yost*                              11 categories, including "knowledge
                                            of operations contact," "keeping you
                                            informed," and "ease of doing
                                            business" with the firm.
*Affiliated with the Investment Adviser

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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                    MEI-3 4/98 7M 93/293/393/893